UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2007

Fortress International Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51426	20-2027651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9841 Broken Land Parkway
Columbia, Maryland 21046
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (410) 312-9988

Fortress America Acquisition Corporation
4100 North Fairfax Drive, Suite 1150
Arlington, Virginia 22203-1664
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01.	Entry Into a Material Definitive Agreement
Item 2.01.	Completion of Acquisition or Disposition of Assets
Item 3.02.	Unregistered Sales of Equity Securities
Item 3.03.	Material Modification to Rights of Security Holders
Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Item 5.03.	Amendments to Articles of Incorporation or Bylaws
Item 5.06.	Change in Shell Company Status
Item 9.01.	Financial Statements and Exhibits
Signatures

Item 1.01. Entry Into a Material Definitive Agreement

Please see Item 5.02 and the discussion therein of the entry into certain material definitive agreements between Fortress International Group, Inc., formerly known as Fortress America Acquisition Corporation (the “Company”), and each of Thomas P. Rosato and Gerard J. Gallagher, in connection with closing (the “Closing”) of the acquisition (the “Acquisition”) of VTC, L.L.C., doing business as “Total Site Solutions” (“TSS”), and Vortech, LLC (“Vortech” and, together with TSS, “TSS/Vortech”) described in Item 2.01 below. The description of certain material agreements related to the Acquisition in Item 2.01 below is incorporated herein by reference. As a result of the Acquisition, each of TSS and Vortech became a wholly-owned subsidiary of the Company.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 19, 2007, the Company acquired all of the outstanding membership interests of each of TSS and Vortech pursuant to a Second Amended and Restated Membership Interest Purchase Agreement dated July 31, 2006, as amended by that certain Amendment to the Second Amended and Restated Membership Interest Purchase Agreement dated January 16, 2007 (the “Purchase Agreement”). The Closing consideration consisted of (a) $11.0 million in cash, (b) the assumption of $154,599 of debt of TSS/Vortech, (c) 3,205,128 shares of the Company’s stock, of which 2,534,988 shares were issued to the selling members, 67,825 shares were issued to Evergreen Capital LLC as partial payment of certain outstanding consulting fees and 574,000 shares were designated for issuance to employees of TSS/Vortech, and (d) $10.0 million in two convertible, interest-bearing promissory notes of $5.0 million each. As described in the definitive proxy statement (Securities and Exchange Commission File No. 000-51426) dated December 27, 2006 (the “Definitive Proxy Statement”), at pages 52-54, all of the 2,534,988 shares issued to the selling members were deposited in certain escrow accounts. In addition, as described in the Definitive Proxy Statement, the Company entered into employment agreements with each of the selling members.

The cash portion of the payments made in the Acquisition was financed entirely through the use of cash raised in the Company’s initial public offering and held in a trust fund prior to the closing of the Acquisition. The balance of the net proceeds of the initial public offering will be used by the Company for (1) financing transaction costs associated with the Acquisition, (2) funding payments to stockholders who voted against the Acquisition and perfected their right to convert their shares of common stock into their pro rata share of the trust fund, (3) to fund the common stock repurchase program announced on January 12, 2007, and (4) working capital and general corporate purposes.

The text of the press release dated January 19, 2007 announcing the completion of the Acquisition is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In connection with the approval of the Acquisition, the Company’s stockholders (1) adopted an amendment and restatement of the Company’s amended and restated certificate of incorporation (the “Amended Certificate of Incorporation”) to (a) change the Company’s name from “Fortress America Acquisition Corporation” to “Fortress International Group, Inc.,” and (b) remove certain provisions applicable to the Company only prior to its completion of the Acquisition; (2) approved the Company’s 2006 Omnibus Incentive Plan; and (3) elected David J. Mitchell to the Company’s board of directors for a term expiring in 2009.

Upon the filing of the Amended Certificate of Incorporation on January 19, 2007, the Company changed its name to Fortress International Group, Inc. See the discussion below in this Item 2.01, under the heading “Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters,” for information concerning a change in the Company’s trading symbols.

Business

The business of the Company is described in the Definitive Proxy Statement in the Section entitled “Information about TSS/Vortech” beginning on page 77, which is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Definitive Proxy Statement in the Section entitled “Risk Factors” beginning on page 21, which is incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial information of the Company.

Also see the Sections of the Definitive Proxy Statement entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of TSS/Vortech” beginning on page 83, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Fortress America Acquisition Corporation” beginning on page 98, which Sections are incorporated herein by reference.

Employees

The employees of the Company and its subsidiaries are described in the Definitive Proxy Statement in the Sections entitled “Information about TSS/Vortech - Employees” on page 82, “Information about Fortress America Acquisition Corporation - Employees” on page 97, and “Directors and Executive Officers of Fortress America Acquisition Corporation following the Acquisition” beginning on page 100 of the Definitive Proxy Statement. All of such Sections of the Definitive Proxy Statement are incorporated herein by reference.

Properties

The principal executive offices of the Company are located at 9841 Broken Land Parkway, Columbia, Maryland 21046. The facilities of the Company are described in the Definitive Proxy Statement in the Section entitled “Information about TSS/Vortech - Facilities” on page 82 of the Definitive Proxy Statement, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of the Company’s common stock, as of January 23, 2007, by each of the Company’s officers and directors, all of such officers and directors as a group, and each person known by the Company, as a result of such person’s public filings with the SEC and the information contained therein, to be the beneficial owner of more than 5% of the Company’s outstanding shares of common stock.

Beneficial Owner	Number of Shares (1)	Percentage of Outstanding Common Stock (2)
C. Thomas McMillen(3) 4100 North Fairfax Drive, Suite 1150 Arlington, Virginia 22203	575,000	5.0%

Harvey L. Weiss(4) 9841 Broken Land Parkway Columbia, Maryland 21046	1,070,000	9.0%

Thomas P. Rosato 9841 Broken Land Parkway Columbia, Maryland 21046	1,635,555	14.4%

Gerard J. Gallagher 9841 Broken Land Parkway Columbia, Maryland 21046	1,221,433	10.7%

David J. Mitchell 9841 Broken Land Parkway Columbia, Maryland 21046	150,000	1.3%

Donald L. Nickles 9841 Broken Land Parkway Columbia, Maryland 21046	200,000	1.8%

All directors and executive officers as a group (6 individuals)	4,851,988	41.0%

Hummingbird Management, LLC(5) 460 Park Avenue, 12th Floor New York, New York 10022	672,403	5.9%

The Pinnacle Fund, L.P. and Barry M. Kitt(6) 4965 Preston Park Blvd., Suite 240 Plano, Texas 75093	833,400	7.3%

Weiss Asset Management, LLC. Weiss Capital, LLC Andrew M. Weiss(7) 29 Commonwealth Avenue, 10th Floor Boston, Massachusetts 02116	819,664	7.2%

(1)	Includes, in the case of each holder of warrants, shares of common stock issuable upon the exercise of warrants, which became exercisable on January 19, 2007.

(2)
The percentages of outstanding common stock take into account 2,602,813 shares issued in connection with the Acquisition of TSS/Vortech and the conversion of approximately 756,494 shares of common stock into cash in connection with the vote on the Acquisition of TSS/Vortech, resulting in approximately 11,396,319 outstanding shares of common stock (not including any shares issuable upon the exercise of warrants). This number of outstanding shares does not include the 574,000 shares of common stock to be issued to employees of TSS/Vortech in connection with the Closing of the Acquisition.  The percentages reflect, in both the numerator and denominator of the computation as to each beneficial owner, the number of shares of common stock issuable upon the exercise of warrants held by each beneficial owner.

(3)	Includes 575,000 shares held by Washington Capital Advisors, LLC, of which Mr. McMillen is the Chief Executive Officer.

(4)	Includes 452,000 shares of common stock issuable upon the exercise of warrants held by Mr. Weiss.

(5)
As reported in a Form 4 dated January 23, 2007, and filed with the SEC on January 23, 2007by Paul Sonkin, The Hummingbird Value Fund, LP, The Hummingbird Microcap Value Fund, LP, The Hummingbird Concentrated Fund, LP, Hummingbird Management, LLC and Hummingbird Capital, LLC.

(6)	As reported in a Schedule 13G dated January 22, 2007, and filed with the SEC on January 22, 2007.

(7)
As reported in a Schedule 13G dated December 14, 2006, and filed with the SEC on December 20, 2006. There is no family or other relationship between Harvey Weiss, our Chairman, and Weiss Asset Management, LLC, Weiss Capital, LLC or Andrew M. Weiss, Ph.D.

Directors and Executive Officers

The directors and executive officers of the Company upon the consummation of the Acquisition are described in the Definitive Proxy Statement in the Section entitled “Directors and Executive Officers of Fortress America Acquisition Corporation Following the Acquisition” beginning on page 100 of the Definitive Proxy Statement, which is incorporated herein by reference. Also see the Section of the Definitive Proxy Statement entitled “Certain Relationships and Related Transactions”, beginning on page 108, which is incorporated herein by reference.

Director and Executive Compensation

The compensation of the Company’s executive officers is described in the Definitive Proxy Statement in the Section entitled “Directors and Executive Officers of Fortress America Acquisition Corporation Following the Acquisition” beginning on page 100, and in particular under the subheading “Employment Agreements” beginning on page 103 and under the subheading “Consulting Agreement with Washington Capital Advisors, LLC” on page 105, of the Definitive Proxy Statement, which Section is incorporated herein by reference. Also see the Section of the Definitive Proxy Statement entitled “Certain Relationships and Related Transactions”, beginning on page 108, which is incorporated herein by reference.

The Board of Directors will consider at a future date policies with respect to compensation of non-employee members of the Board of Directors.

Certain Relationships and Related Transactions

Certain relationships and related party transactions are described in the Definitive Proxy Statement in the Section entitled “Certain Relationships and Related Transactions” beginning on page 108, which is incorporated herein by reference.

Legal Proceedings

The legal proceedings of the Company are described in the Definitive Proxy Statement in the Sections entitled “Information about TSS/Vortech - Legal Proceedings” on page 82, and “Information about Fortress America Acquisition Corporation - Legal Proceedings” on page 97, of the Definitive Proxy Statement, which Sections are incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The Sections of the Definitive Proxy Statement entitled “Market Price Information for FAAC” on page 19, “Information about Fortress America Acquisition Corporation - Dividends” on page 97, “Price Range of Securities and Dividends” on page 112, and “Approval of the 2006 Omnibus Incentive Compensation Plan” on page 72, are incorporated herein by reference. The Company’s 2006 Omnibus Incentive Compensation Plan was approved at the Company’s special meeting of stockholders held on January 17, 2007.

The following table sets forth, for the calendar quarter indicated, the quarterly high and low bid information of the Company’s common stock as reported on the OTC Bulletin Board. The quotations listed below reflect interdealer prices, without retail markup, markdown or commission, and may not necessarily represent actual transactions:

Quarter Ended	Common Stock (FAAC)		Warrants (FAACW)		Units (FAACU)
	High	Low	High	Low	High	Low
December 31, 2005	$5.24	$5.02	$0.52	$0.38	$6.10	$5.76
March 31, 2006	$5.60	$5.22	$0.78	$0.36	$7.15	$5.95
June 30, 2006	$5.54	$5.35	$0.83	$0.49	$7.20	$6.23
September 30, 2006	$5.50	$5.35	$0.55	$0.41	$6.65	$6.12
December 31, 2006	$5.62	$5.40	$0.51	$0.40	$6.55	$6.25

The closing prices of the Company’s common stock, units and warrants on January 19, 2007 were $5.44, $6.50, and $0.66, respectively.

In connection with the Acquisition, the Company’s stockholders approved an amendment and restatement of the Company’s Certificate of Incorporation, including changing the Company’s name from “Fortress America Acquisition Corporation” to “Fortress International Group, Inc.” The name change became effective on January 19, 2007. However, the Company’s common stock, units and warrants continue to trade on the over-the-counter bulletin board (OTCBB) under the symbols FAAC, FAACU, and FAACW, respectively.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference, concerning the recent sale of unregistered securities.

Indemnification of Directors and Officers

Article Sixth of the Second Amended and Restated Certificate of Incorporation provides as follows:

SIXTH:   Indemnification.

Section 6.1. Right to Indemnification. Each person who was or is a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit, proceeding or alternative dispute resolution procedure, whether (a) civil, criminal, administrative, investigative or otherwise, (b) formal or informal or (c) by or in the right of the Corporation (collectively, a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, manager, officer, partner, trustee, employee or agent of another foreign or domestic corporation or of a foreign or domestic limited liability company, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as such a director, officer, employee or agent of the Corporation or in any other capacity while serving as such other director, manager, officer, partner, trustee, employee or agent, shall be indemnified and held harmless by the Corporation against all judgments, penalties and fines incurred or paid, and against all expenses (including attorneys’ fees) and settlement amounts incurred or paid, in connection with any such proceeding, except in relation to matters as to which the person did not act in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. Until such time as there has been a final judgment to the contrary, a person shall be presumed to be entitled to be indemnified under this Section 6.1. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, either rebut such presumption or create a presumption that (a) the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the Corporation, (b) with respect to any criminal action or proceeding, the person had reasonable cause to believe that the person’s conduct was unlawful or (c) the person was not successful on the merits or otherwise in defense of the proceeding or of any claim, issue or matter therein. If the DGCL is hereafter amended to provide for indemnification rights broader than those provided by this Section 6.1, then the persons referred to in this Section 6.1 shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the DGCL as so amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior to such amendment).

Section 6.2. Determination of Entitlement to Indemnification. A determination as to whether a person who is a director or officer of the Corporation at the time of the determination is entitled to be indemnified and held harmless under Section 6.1 shall be made (a) by a majority vote of the directors who are not parties to such proceeding, even though less than a quorum, (b) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (c) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (d) by the stockholders. A determination as to whether a person who is not a director or officer of the Corporation at the time of the determination is entitled to be indemnified and held harmless under Section 6.1 shall be made by or as directed by the Board of Directors of the Corporation.

Section 6.3. Mandatory Advancement of Expenses. The right to indemnification conferred in this Article Sixth shall include the right to require the Corporation to pay the expenses (including attorneys’ fees) incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Board of Directors so determines, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer of the Corporation (but not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall be finally determined that such indemnitee is not entitled to be indemnified for such expenses under Section 6.1 or otherwise.

Section 6.4. Non-Exclusivity of Rights. The right to indemnification and the advancement of expenses conferred in this Article Sixth shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, any provision of this Certificate of Incorporation or of any bylaw, agreement, or insurance policy or arrangement, or any vote of stockholders or disinterested directors, or otherwise. The Board of Directors is expressly authorized to adopt and enter into indemnification agreements with, and obtain insurance for, directors and officers.

Section 6.5. Effect of Amendment. Neither any amendment, repeal, or modification of this Article Sixth, nor the adoption or amendment of any other provision of this Certificate of Incorporation or the bylaws of the Corporation inconsistent with this Article Sixth, shall adversely affect any right or protection provided hereby with respect to any act or omission occurring prior to the date when such amendment, repeal, modification, or adoption became effective.

In addition, Section 145 of the DGCL provides for indemnification of officers, directors, employees and agents as set forth below.

Section 145. Indemnification of officers, directors, employees and agents; insurance.

(a) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person’s conduct was unlawful.

(b) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

(c) To the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this section, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

(d) Any indemnification under subsections (a) and (b) of this section (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and (b) of this section. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

(e) Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this section. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

(f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.

(g) A corporation shall have power to purchase and maintain insurance on behalf of any person who is or was director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under this section.

(h) For purposes of this section, references to “the corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

(i) For purposes of this section, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this section.

(j) The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(k) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this section or under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The Court of Chancery may summarily determine a corporation’s obligation to advance expenses (including attorneys’ fees).”

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Company’s directors, officers, and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a director, officer or controlling person in a successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to the court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial statements and supplementary data of the Company.

Financial Statements and Exhibits

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial information of the Company.

Item 3.02. Unregistered Sales of Equity Securities

Reference is made to the disclosure in the Definitive Proxy Statement in the Section entitled “The Purchase Agreement - Purchase Price - Payment” beginning on page 53, which is incorporated herein by reference. The Company has claimed an exemption from registration under Section 4(2) of the Securities Act of 1933 for the 2,534,988 shares of common stock issued at the Closing of the Acquisition.

Item 3.03. Material Modification to Rights of Security Holders

Reference is made to the disclosure in the Definitive Proxy Statement in the Sections entitled “Approval of the Proposal to Amend and Restate our Amended and Restated Certificate of Incorporation” beginning on page 71, and “Registration Rights Agreement” beginning on page 60, which are incorporated herein by reference.

With the completion of the Acquisition, the Company’s outstanding warrants to purchase common stock became exercisable on January 19, 2007.

Prior to the Company’s initial public offering, the Company issued 1,750,000 shares to its founding shareholders. All of the remaining shares issued to the Company’s founding shareholders prior to the Company’s initial public offering (including an aggregate of 1,500,000 shares owned by Messrs. McMillen, Weiss, Mitchell and Nickles) remain in escrow with Continental Stock Transfer & Trust Company, as escrow agent, pursuant to an escrow agreement that expires on July 13, 2008. During the escrow period, these shares cannot be sold, but the founding stockholders will retain all other rights as stockholders, including, without limitation, the right to vote their shares of common stock and the right to receive cash dividends, if declared. If dividends are declared and payable in shares of common stock, such dividends will also be placed in escrow.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Effective immediately upon the closing of the Acquisition, C. Thomas McMillen resigned as chairman of the Company and Harvey L. Weiss resigned as chief executive officer, president and secretary of the Company. Each of Mr. McMillen and Mr. Weiss remains as a director of the Company. In addition, Mr. McMillen was elected as vice chairman of the Company, Harvey L. Weiss was elected as chairman of the Company, Thomas P. Rosato was elected as a director of the Company and as chief executive officer of the Company, and Gerard J. Gallagher was elected as a director of the Company and as president and chief operating officer of the Company. Reference is made to the disclosure in the Definitive Proxy Statement in the Section entitled “Directors and Executive Officers of Fortress America Acquisition Corporation Following the Acquisition” beginning on page 100, which is incorporated herein by reference.

The Company has entered into an employment and other agreements with each of Mr. Weiss, Mr. Rosato and Mr. Gallagher and has entered into a consulting agreement with Washington Capital Advisors, LLC, of which Mr. McMillen is the principal equity owner and officer, in each case on terms consistent with the description thereof in the Section of the Definitive Proxy Statement referred to immediately above, particularly in the subsection entitled “Employment Agreements” beginning on page 103 and the subsection entitled “Consulting Agreement with Washington Capital Advisors, LLC” beginning on page 105 of the Definitive Proxy Statement.

With respect to the compensation of non-employee directors, the disclosure included in Item 2.01, in the second, third and fourth paragraphs, under the heading “Director and Executive Compensation,” is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

In connection with the Acquisition, the Certificate of Incorporation of the Company was amended and restated. The Amended and Restated Certificate of Incorporation, which is attached as Exhibit 3.1 to this Current Report on Form 8-K, was filed with the Delaware Secretary of State on January 19, 2007, and all amendments reflected therein were effective on that date. Reference is made to the disclosure set forth in Item 2.01 of this Current Report on Form 8-K concerning the amendment and restatement of the Certificate of Incorporation and to the disclosure in the Definitive Proxy Statement in the Section entitled “Approval of the Proposal to Amend and Restate our Amended and Restated Certificate of Incorporation” on page 71 of the Definitive Proxy Statement, which is incorporated herein by reference.

Item 5.06. Change in Shell Company Status

As described in Item 2.01, on January 19, 2007, the Company completed the Acquisition. As a result, the Company is no longer a shell company as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The financial statements and selected financial information of TSS/Vortech are included in the Definitive Proxy Statement in the Sections entitled “Selected Historical and Pro Forma Combined Financial Information” beginning on page 15, and “Index to Financial Statements” beginning on page F-1, of the Definitive Proxy Statement, which are incorporated herein by reference.

(b) Pro Forma Financial Information

The pro forma financial information included in the Definitive Proxy Statement in the Section entitled “Unaudited Pro Forma Condensed Consolidated Financial Statements” beginning on page 61 is incorporated herein by reference.

(d) Exhibits

Exhibit
Number	Description

3.1	Amended and Restated Certificate of Incorporation dated January 19, 2007

10.1
Second Amended and Restated Membership Interest Purchase Agreement dated July 31, 2006 among Fortress America Acquisition Corporation, VTC, L.L.C., Vortech, LLC, Thomas P. Rosato and Gerard J. Gallagher, and Thomas P. Rosato as Members’ Representative (included as Annex A to the Definitive Proxy Statement dated December 27, 2006 and incorporated by reference herein)

10.2
Amendment to the Second Amended and Restated Membership Interest Purchase Agreement dated January 16, 2007 among Fortress America Acquisition Corporation, VTC, L.L.C., Vortech, LLC, Thomas P. Rosato and Gerard J. Gallagher, and Thomas P. Rosato as Members’ Representative (included as Exhibit 10.1 to the Current Report on Form 8-K dated January 19, 2007 and incorporated by reference herein)

10.3
Escrow Agreement (Balance Sheet Escrow) dated January 19, 2007 among Fortress America Acquisition Corporation, VTC, L.L.C., Vortech, LLC, Thomas P. Rosato and Gerard J. Gallagher, Thomas P. Rosato as Members’ Representative, and SunTrust Bank

10.4
Escrow Agreement (General Indemnity) among Fortress America Acquisition Corporation, VTC, L.L.C., Vortech, LLC, Thomas P. Rosato and Gerard J. Gallagher, Thomas P. Rosato as Members’ Representative, and SunTrust Bank

10.5	Registration Rights Agreement among Fortress America Acquisition Corporation and Thomas P. Rosato and Gerard J. Gallagher

10.6	Fortress America Acquisition Corporation 2006 Omnibus Incentive Compensation Plan (included as Annex E to the Definitive Proxy Statement dated December 27, 2006 and incorporated by reference herein)

10.7	Employment Agreement dated January 19, 2007 by Fortress America Acquisition Corporation and Harvey L. Weiss

10.8	Executive Consulting Agreement dated January 19, 2007 by Fortress America Acquisition Corporation and Washington Capital Advisors, Inc.

10.9	Executive Employment Agreement dated January 19, 2007 by Fortress America Acquisition Corporation and Thomas P. Rosato

10.10	Executive Employment Agreement dated January 19, 2007 by Fortress America Acquisition Corporation and Gerard J. Gallagher

10.11	Voting Agreement dated January 19, 2007 by Fortress America Acquisition Corporation, Thomas P. Rosato, Gerard J. Gallagher, C. Thomas McMillen and Harvey L. Weiss

99.1	Press Release of the registrant dated January 19, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2007

FORTRESS INTERNATIONAL GROUP, INC.

By:/s/ Harvey L. Weiss
Harvey L. Weiss
Chairman

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Amended and Restated Certificate of Incorporation dated January 19, 2007

10.1
Second Amended and Restated Membership Interest Purchase Agreement dated July 31, 2006 among Fortress America Acquisition Corporation, VTC, L.L.C., Vortech, LLC, Thomas P. Rosato and Gerard J. Gallagher, and Thomas P. Rosato as Members’ Representative (included as Annex A to the Definitive Proxy Statement dated December 27, 2006 and incorporated by reference herein)

10.2
Amendment to the Second Amended and Restated Membership Interest Purchase Agreement dated January 16, 2007 among Fortress America Acquisition Corporation, VTC, L.L.C., Vortech, LLC, Thomas P. Rosato and Gerard J. Gallagher, and Thomas P. Rosato as Members’ Representative (included as Exhibit 10.1 to the Current Report on Form 8-K dated January 19, 2007 and incorporated by reference herein)

10.3
Escrow Agreement (Balance Sheet Escrow) dated January 19, 2007 among Fortress America Acquisition Corporation, VTC, L.L.C., Vortech, LLC, Thomas P. Rosato and Gerard J. Gallagher, Thomas P. Rosato as Members’ Representative, and SunTrust Bank

10.4
Escrow Agreement (General Indemnity) among Fortress America Acquisition Corporation, VTC, L.L.C., Vortech, LLC, Thomas P. Rosato and Gerard J. Gallagher, Thomas P. Rosato as Members’ Representative, and SunTrust Bank

10.5	Registration Rights Agreement among Fortress America Acquisition Corporation and Thomas P. Rosato and Gerard J. Gallagher

10.6	Fortress America Acquisition Corporation 2006 Omnibus Incentive Compensation Plan (included as Annex E to the Definitive Proxy Statement dated December 27, 2006 and incorporated by reference herein)

10.7	Employment Agreement dated January 19, 2007 by Fortress America Acquisition Corporation and Harvey L. Weiss

10.8	Executive Consulting Agreement dated January 19, 2007 by Fortress America Acquisition Corporation and Washington Capital Advisors, Inc.

10.9	Executive Employment Agreement dated January 19, 2007 by Fortress America Acquisition Corporation and Thomas P. Rosato

10.10	Executive Employment Agreement dated January 19, 2007 by Fortress America Acquisition Corporation and Gerard J. Gallagher

10.11	Voting Agreement dated January 19, 2007 by Fortress America Acquisition Corporation, Thomas P. Rosato, Gerard J. Gallagher, C. Thomas McMillen and Harvey L. Weiss

99.1	Press Release of the registrant dated January 19, 2007